                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            May 2, 1995
                                                  ------------------------------


                          Merrill Lynch & Co., Inc.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



   Delaware                     1-7182                       13-2740599
- --------------------------------------------------------------------------------
(State or Other              (Commission                  (I.R.S. Employer
Jurisdiction of              File Number)                 Identification No.)
Incorporation)



World Financial Center, North Tower,  New York, New York       10281-1332
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:           (212) 449-1000
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events
- ---------------------


Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of March 31, 1995 for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co."). Also filed is a statement re: the computation of ratio of earnings to fixed charges derived from preliminary unaudited consolidated information filed with the Securities and Exchange Commission on April 18, 1995.

During the three-month period ended March 31, 1995, ML & Co. repurchased in the open market 9.3 million shares of its common stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
- ---------------------------------------------------------------------------

     (c)  Exhibits.
          --------

          (12) Statement re:  computation of ratios

          (99) Additional Exhibits

               (i) Preliminary Unaudited Consolidated Balance Sheet for ML & Co. as of March 31, 1995.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          MERRILL LYNCH & CO., INC.
                                       ------------------------------
                                                 (Registrant)

                                       By:    /s/ Joseph T. Willett
                                           --------------------------
                                              Joseph T. Willett
                                              Senior Vice President,
                                              Chief Financial Officer


Date:  May 2, 1995

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                  Description                                   Page
- -----------                  ------------                                  ----

(12)                         Statement re: computation of ratios             5

(99)                         Additional Exhibits

                             (i)  Preliminary Unaudited Consolidated         6
                                  Balance Sheet of ML & Co. as of
                                  March 31, 1995.